Exhibit 32.1

Certification of Chief Executive Officer and Chief Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
of USA Real Estate Investment Trust

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of USA Real Estate Investment Trust (the "Trust"), hereby certify that:

(i)
the accompanying annual report on Form 10-K of the Trust for the year ended December 31, 2012, (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

August 9, 2013	USA REAL ESTATE INVESTMENT TRUST

By: /s/ Jeffrey B. Berger
Jeffrey B. Berger, Chief Executive Officer

August 9, 2013	USA REAL ESTATE INVESTMENT TRUST

By: /s/ Gregory E. Crissman
Gregory E. Crissman, Chief Financial Officer